Exhibit 99.2

MWV Furnishes Preliminary Unaudited Consumer & Office Products Operating Results for the First Quarter Ended March 31, 2012

RICHMOND, Va., Apr 17, 2012 (BUSINESS WIRE) --MeadWestvaco Corporation (NYSE: MWV), a global leader in packaging and packaging solutions, today furnished preliminary unaudited financial results for its Consumer & Office Products business for the first quarter ended March 31, 2012. The results are being furnished by MeadWestvaco Corporation to facilitate the financing efforts of ACCO Brands Corp. (NYSE: ABD) related to the proposed spin-off of the Consumer & Office Products business and merger with ACCO Brands.

First Quarter Ended March 31,

In millions - Unaudited	2012	2011
Sales (1)	$107.8	$115.9
Operating loss (1)	($1.8)	($4.3)

(1) The unaudited financial results presented above are preliminary and subject to the completion of financial closing procedures. Accordingly, these results may change. In addition, these operating loss results are presented on a "carve-out" financial statement basis, which differ from the basis of accounting of the Consumer & Office Products segment that MeadWestvaco Corporation uses in its consolidated financial statements as filed with the U.S. Securities and Exchange Commission. MeadWestvaco Corporation does not currently expect to update this information prior to the release of the consolidated financial results for the first quarter ended March 31, 2012, and expects to hold its regular quarterly conference call on April 25, 2012, after those results are released.

About MWV

MeadWestvaco Corporation (NYSE: MWV - News), provides packaging solutions to many of the world's most-admired brands in the healthcare, beauty and personal care, food, beverage, home and garden, and tobacco industries. The company's businesses also include Consumer & Office Products, Specialty Chemicals, and the Community Development and Land Management Group, which sustainably manages the company's land holdings to support its operations, and to provide for conservation, recreation and development opportunities. With 17,000 employees worldwide, MWV operates in 30 countries and serves customers in more than 100 nations. MWV manages all of its forestlands in accordance with internationally recognized forest certification standards, and has been named to the Dow Jones Sustainability World Index for eight consecutive years. For more information, please visit www.mwv.com.

Forward-looking Statements

Certain statements in this document and elsewhere by management of the company that are neither reported financial results nor other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of each company, or industry results, to differ materially from those expressed or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties, and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, events or circumstances which affect the ability of MeadWestvaco to realize improvements in operating earnings from the company's ongoing cost reduction initiatives; the ability of MeadWestvaco to close announced and pending transactions, including MWV Consumer & Office Products/ACCO Brands transaction; the reorganization of the company's packaging business units; competitive pricing for the company's products; impact from inflation on raw materials, energy and other costs; fluctuations in demand and changes in production capacities; relative growth or decline in the United States and international economies; government policies and regulations, including, but not limited to those affecting the environment, climate change, tax policies and the tobacco industry; the company's continued ability to reach agreement with its unionized employees on collective bargaining agreements; the company's ability to execute its plans to divest or otherwise realize the greater value associated with its land holdings; adverse results in current or future litigation; currency movements; volatility and further deterioration of the capital markets; and other risk factors discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2011, and in other filings made from time to time with the SEC. MeadWestvaco undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Investors are advised, however, to consult any further disclosures made on related subjects in the company's reports filed with the SEC.

SOURCE: MeadWestvaco Corporation

MeadWestvaco Corporation
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